Organization and Principal Activities	12 Months Ended
Dec. 31, 2010
Organization and Principal Activities [Abstract]
Organization and Principal Activities
1. Organization and Principal Activities
     Focus Media Holding Limited (“Focus Media Holding” or the “Company”) and all of its subsidiaries and consolidated variable interest entities (“VIEs”) are collectively referred to as “the Group”. The Group is mainly engaged in selling out-of-home television advertising time slots on its network of flat-panel television advertising (“LCD”) displays located in high traffic areas and in-store network. The Group is also engaged in providing advertising services on poster frames, on screens in movie theatres and on traditional outdoor billboards.
     On December 22, 2008, the Company announced that it entered into a definitive agreement with SINA Corporation (“SINA”) to sell substantially all of the assets of Focus Media’s LCD display network, poster frame network and certain in-store network (the “disposal group”). The disposal group was recorded as an asset group held-for-sale for the year ended December 31, 2008, and was not depreciated or amortized nor was it subject to the same impairment analysis as assets held and used in continuing operations. On September 28, 2009, the Company and SINA jointly reached a decision not to extend the deadline of the agreement announced on December 22, 2008. As such, the disposal group was reclassified as assets to be held and used thereafter. The results of the disposal group have been classified as continuing operations for all periods presented.